Exhibit (b)(1)

                                                                 CONFIDENTIAL
                                                                 ============





          Goldman     Discussion Materials
          Sachs




                      Project Arctic























                      Prepared by
                      Goldman, Sachs & Co.
                      September 21, 1995

            Table of Exhibits




                                                                         Exhibit

               I.   Executive Summary                                       1

               II.  Arctic Financial Performance                            2

               III. Arctic Market Performance                               3

               IV.  Valuation Analysis                                      4

                                                               Exhibit 1


                         Issues to Consider



                          - Process


                          - Valuation


                          - Offer Price

                                                               Exhibit 2

ARCTIC FINANCIAL PERFORMANCE
Historical Income Statements


                                                      Year Ended December 31,  Year to Date (a) LTM Ended
                                                  --------------------------- -----------------
(dollars in millions)                                1992     1993     1994     1994     1995    6/30/95
-----------------------------------------------------------------------------------------------------------
Net premiums written                                $205.5   $245.4   $231.1   $128.9   $127.0   $229.2

Net premiums earned                                 $192.1   $236.1   $228.2   $117.7   $128.8   $239.4
Losses and loss expenses, net                       (160.5)  (156.3)  (191.3)  (113.5)   (85.5)  (163.3)
Underwriting expenses                                (79.9)   (87.7)   (85.4)   (44.7)   (49.7)   (90.5)
                                                     ------   ------   ------   ------   ------    ----
Net underwriting gain                                (48.4)    (7.9)   (48.5)   (40.5)    (6.4)   (14.4)

Net investment income                                 42.9     42.0     41.0     20.2     21.1     41.9
Net realized capital gains                            15.0     12.9      1.0      0.7      0.6      0.8
                                                      ----     ----      ---      ---      ---      ---
Net investment gain                                   57.9     55.0     42.0     20.9     21.7     42.7

Interest expense                                      (4.6)    (8.0)    (8.9)    (4.5)    (4.3)    (8.7)
Other expenses                                        (4.3)    (4.1)    (4.0)    (1.5)    (0.0)    (2.6)
                                                       ---      ---      ---      ---      ---      ---
Income (loss) before taxes and extraordinary items     0.6     35.0    (19.5)   (25.6)    10.9     17.0
Income tax expense (benefit)                          (3.8)     7.0    (11.3)   (11.7)     2.2      2.7
Extraordinary gain on sale of debentures, net of tax   0.0      0.0      0.4      0.0      0.6      0.9
Cumulative effect of accounting changes, net of tax    2.8     (2.6)     0.0      0.0      0.0      0.0
                                                       ---      ---      ---      ---      ---      ---
Net income (loss)                                     $7.2    $25.4    $(7.8)  $(13.8)    $9.2    $15.2
                                                       ===     ====     =====   ======     ===     ====

Dividends                                             $5.0     $5.8     $6.5     $3.3     $1.8     $5.1

Loss Ratio                                            83.6 %   66.2 %   83.8 %   96.5 %   66.4 %   68.2 %
Expense Ratio                                         41.0     37.4     38.7     35.8     39.2     40.6
Dividend Ratio                                         2.6      2.5      2.9      2.8      1.4      2.1
                                                       ---      ---      ---      ---      ---      ---
Combined Ratio                                       127.2    106.0    125.4    135.0    106.9    110.9
Investment Ratio                                      22.3     17.8     18.0     17.2     16.4     17.5
                                                      ----     ----     ----     ----     ----     ----
Operating Ratio                                      104.9 %   88.2 %  107.4 %  117.9 %   90.6 %   93.5 %

Operating Margin                                       3.8 %   10.8 %   (3.4)%  (11.7)%    7.2 %    6.4 %


(a) Six months ended June 30, 1995.

ARCTIC FINANCIAL PERFORMANCE
Historical Balance Sheets


                                                                          December 31,   At June 30,
                                                                      ------------------
(dollars in millions)                                                  1993       1994        1995
-------------------------------------------------------------------------------------------------------
ASSETS
Invested Assets
  Fixed maturities
    Available for sale, at fair value                                 $581.1     $563.7      $563.2
    Held to maturity, at amortized cost                                 24.9       22.9        25.8
  Equity securities, at fair value                                      19.0        1.7         0.5
Short-term investments                                                  90.6       83.3       118.5
Other invested assets                                                    1.1        1.2         1.4
                                                                         ---        ---         ---
  Total Invested assets                                                716.7      672.8       709.4

Cash                                                                    17.1        4.8        11.5
Accrued investment income                                               10.2       10.3        10.1
Premiums receivable                                                     80.3       72.0        90.7
Reinsurance recoverable on paid losses                                  36.8       23.8        11.8
Reinsurance recoverable on unpaid losses                               221.8      222.7       237.1
Prepaid reinsurance premiums
  Affiliates                                                            14.6       10.5         6.6
  Other                                                                 11.8        8.8         4.5
Deferred policy acquisition costs                                       24.1       22.8        22.7
Deferred Federal income tax benefits                                    11.9       34.8        24.4
Investment in affiliates                                                10.8       11.5        12.6
Other assets                                                            38.0       48.9        46.1
                                                                        ----       ----        ----
                                                                    $1,194.1   $1,143.7    $1,187.6
                                                                     =======    =======     =======
LIABILITIES
Losses and LAE                                                         562.2      604.8       633.3
Unearned premiums                                                      114.4      110.1       100.1
Long-term debt                                                         106.3      102.4       101.0
Other                                                                  226.8      189.5       181.5
                                                                       -----      -----       -----
                                                                      $903.4     $904.3      $914.9
                                                                       =====      =====       =====

STOCKHOLDERS' EQUITY
Common stock                                                           290.7      239.4       272.7
Preferred stock                                                          0.0        0.0         0.0
                                                                      $290.7     $239.4      $272.7
                                                                       =====      =====       =====


3
-------------------------------------------------------------------------------------------------------


                                                               Exhibit 3


                          HISTORICAL MARKET PERFORMANCE
                          Monthly Indexed Common Stock Price History:
                          1986 - Present

Reinsurance Industry      ======================================================
--------------------
Composite:
---------
 General Re
 American Re
 Transatlantic                           Scor
 NAC Re                  Date           US Corp     Reinsurance        S&P 500
 National Re             ----          ---------  ------------------- ---------
 Trenwick Group
 Zurich Re              9/30/86          100.000             100            100
                       10/31/86        97.391304       91.268478      105.47293
                       11/30/86         86.08696       92.272247      107.73820
                       12/31/86        83.478264       92.159668      104.69047
                         1/1/87        97.391304       98.434586      118.48521
                        2/28/87        99.130432       105.40427      122.86011
                        3/31/87        109.56522       100.52344      126.10237
                        4/30/87        95.652176       88.226204      124.65847
                        5/31/87        78.260872       86.223351      125.41068
                        6/30/87        92.173912       87.268654      131.42400
                        7/31/87         93.91304       82.251495      137.75722
                        8/31/87        100.86957        91.52021      142.57304
                        9/30/87        83.478264       86.610954      142.57304
                       10/31/87        52.173912        76.65229      108.84920
                       11/30/87        64.347824       69.581985      99.559052
                       12/31/87        64.347824       70.694191      106.81739
                        1/31/88        57.391304       78.048409      111.13177
                        2/29/88        57.391304       77.688232      115.77901
                        3/31/88        62.608696       77.333305      111.91856
                        4/30/88        62.608696       78.548218      112.97336
                        5/31/88        59.130436       82.759384      113.33218
                        6/30/88        54.782608       88.271187      118.23447
                        7/31/88        54.782608       88.985695      117.59467
                        8/31/88        54.782608       89.681839      113.05550
                        9/30/88        53.913044       94.729927      117.54712
                       10/31/88         56.52174       94.895874      120.59917
                       11/30/88        48.695652       94.180351      118.32095
                       12/31/88         63.47826       98.833069      120.05879
                         1/1/89         56.52174       102.04252      128.59674
                        2/28/89        57.391304       105.46871      124.87462
                        3/31/89               60       109.34668      127.47276
                        4/30/89               60       120.80000      133.85786
                        5/31/89        59.130436       116.40727      138.56129
                        6/30/89               60       117.74499      137.46326
                        7/31/89        62.608696       128.95371      149.61092
                        8/31/89        72.173912       144.87904      151.93239
                        9/30/89        85.217392       147.11064      150.93808
                       10/31/89        85.217392       164.26125      147.13815
                       11/30/89        92.173912       177.54750      149.57201
                       12/31/89        98.260872       165.52203      152.77537
                        1/31/90        80.869568       149.34502      142.26179
                        2/28/90        82.608696       156.36095      143.47658
                        3/31/90       81.7391 28       149.63396      146.95659
                        4/30/90         73.04348       144.79452      143.00536
                        5/31/90         73.04348       166.15173      156.16029
                        6/30/90        69.565216       164.88075      154.77260
                        7/31/90        67.826088       155.07263      153.96420
                        8/31/90       61.7391 32       131.92732      139.44319
                        9/30/90        60.869564       125.27144      132.30589
                       10/31/90               60       134.47366      131.41968
                       11/30/90               80       155.81903      139.29620
                       12/31/90         86.08696       163.86333      142.75462
                         1/1/91        85.217392       166.42462      148.68147
                        2/28/91        94.782608       181.88431      158.68494
                        3/31/91              100       191.38438      162.20819
                        4/30/91        99.130432       196.10689      162.26439
                        5/31/91        98.260872       193.15184      168.52411
                        6/30/91         86.95652       189.50565      160.45305
                        7/31/91         93.04348       193.60390      167.65086
                        8/31/91        94.782608       185.54352      170.94501
                        9/30/91        109.56522       179.32993      167.67247
                       10/31/91        107.82609       185.75618      169.66107
                       11/30/91        106.95652       184.01003      162.20819
                       12/31/91        106.95652       214.33855      180.30865
                        1/31/92        120.86957       206.75487      176.72057
                        2/29/92        126.08696       207.42914      178.41086
                        3/31/92        123.47826       194.51637      174.51582
                        4/30/92        112.17391       180.25714      179.38354
                        5/31/92        113.91304       180.22928      179.55646
                        6/30/92        117.39130       182.25078      176.43956
                        7/31/92        113.91304       195.72369      183.38664
                        8/31/92        103.47826       198.45435      178.98581
                        9/30/92        112.17391       235.04269      180.61558
                       10/31/92        132.17392       270.32129      180.99602
                       11/30/92        125.21739       267.01315      186.47328
                       12/31/92        121.73913       280.66949      188.35811
                         1/1/93        129.56522       302.94806      189.68527
                        2/28/93        139.13043       296.60886      191.67387
                        3/31/93        137.39131       301.40573      195.25764
                        4/30/93        131.30435       301.55255      190.29483
                        5/31/93        122.60870       281.79242      194.61784
                        6/30/93        116.52174       281.87524      194.76482
                        7/31/93        115.65218       289.60071      193.72729
                        8/31/93        109.56522       300.33533      200.39770
                        9/30/93        116.52174       292.30957      198.39615
                       10/31/93        106.08696       268.81906      202.24364
                       11/30/93        98.260872       255.42137      199.63254
                       12/31/93        90.434784       254.83379      201.64706
                        1/31/94        81.739128       255.23187      208.20074
                        2/28/94        78.260872       237.03886      201.94536
                        3/31/94        72.173912       234.30518      192.70706
                        4/30/94        85.217392       238.59853      194.92909
                        5/31/94        78.260872       265.05127      197.34566
                        6/30/94        76.521736       252.91299      192.05861
                        7/31/94        81.739128       252.69917      198.10652
                        8/31/94        80.869568       248.80762      205.55507
                        9/30/94        78.260872       241.98091      200.02161
                       10/31/94        77.391304       240.89282      204.19765
                       11/30/94        61.739132       238.59822      196.13089
                       12/31/94        58.260868       273.89551      198.54314
                         1/1/95        59.130436       275.68790      203.36331
                        2/28/95        58.260868       288.74335      210.69946
                        3/31/95        54.782608       285.97424      216.45772
                        4/30/95        55.652172       296.57468      222.50995
                        5/31/95        62.608696       296.92847      230.58966
                        6/30/95        62.608696       302.25738      235.49628
                        7/31/95        70.434784       314.85586      242.97942
                        8/31/95        76.521736       325.33105      242.90160

                            ===================================================
                            Monthly September 30, 1986 to August 31, 1995

                           \ Arctic  \ Reinsurance Industry Composite \ S&P 500

                             HISTORICAL MARKET PERFORMANCE
                             Monthly Indexed Common Stock Price History:
                             1992 - Present

Reinsurance Industry         ==================================================
--------------------

Composite:
---------
 General Re
 American Re
 Transatlantic           Date           Arctic        Reinsurance      S&P 500
 NAC Re
 National Re         11/30/91            100.000             100            100
 Trenwick Group      12/31/91                100       112.01035      111.15878
 Zurich Re            1/31/92          113.00813       109.09676      108.94675
                      2/29/92          117.88618       109.07922      109.98881
                      3/31/92          115.44715       102.18203      107.58755
                      4/30/92          104.87805       94.853416      110.58845
                      5/31/92          106.50407       94.835091      110.69506
                      6/30/92          109.75610       96.278687      108.77352
                       7/1/92          106.50407       102.50105      113.05634
                      8/31/92          96.747971       103.62012      110.34326
                      9/30/92          104.87805       123.98768      111.34801
                     10/31/92          123.57723       141.69832      111.58253
                     11/30/92          117.07317       139.75493      114.95923
                     12/31/92          113.82114       147.57692      116.12121
                      1/31/93          121.13821       159.94215      116.93939
                      2/28/93          130.08130       157.41383      118.16534
                      3/31/93          128.45529       159.70088      120.37472
                      4/30/93          122.76423       161.60039      117.31518
                      5/31/93          114.63415       151.64600      119.98028
                      6/30/93          108.94309       152.22093      120.07089
                       7/1/93          108.13008       158.33887      119.43127
                      8/31/93          102.43903       163.81782      123.54352
                      9/30/93          108.94309       158.32602      122.30958
                     10/31/93          99.186989       147.33031      124.68152
                     11/30/93          91.869919       140.76004       123.0718
                     12/31/93          84.552849       139.13660      124.31374
                      1/31/94          76.422768       138.02608      128.35403
                      2/28/94          73.170731       127.82580      124.49764
                      3/31/94          67.479675       128.79134      118.80230
                      4/30/94          79.674797       130.71901      120.17217
                      5/31/94          73.170731       145.91219      121.66196
                      6/30/94          71.544716       137.80318      118.40253
                       7/1/94          76.422768       138.83508      122.13102
                      8/31/94          75.609756       137.58029      126.72298
                      9/30/94          73.170731       134.04153      123.31166
                     10/31/94          72.357727       133.00981      125.88615
                     11/30/94          57.723576       132.06714      120.91306
                     12/31/94          54.471546       147.66911      122.40019
                      1/31/95          55.284554       149.16386      125.37179
                      2/28/95          54.471546       157.21660      129.89447
                      3/31/95          51.219513       157.82173      133.44438
                      4/30/95           52.03252        162.2556      137.17552
                      5/31/95          58.536587       162.44916      142.15660
                      6/30/95          58.536587       165.36461      145.18149
                       7/1/95          65.853661       172.25722      149.79478
                      8/31/95          71.544716       177.98817      149.74681

                      =========================================================

                      Monthly December 27, 1991 to August 31, 1995

                     \ Arctic    \ Reinsurance Industry Composite     S&P 500

                             HISTORICAL MARKET PERFORMANCE
                             Weekly Indexed Common Stock Price History:
                             1995 Year-to-Date

Reinsurance Industry         ==================================================
--------------------
Composite:
---------

 General Re
 American Re
 Transatlantic            Date           Arctic       Reinsurance     S&P 500
 NAC Re
 National Re            12/1/94           100.000            100            100
 Trenwick Group          1/6/95         101.49254      99.553741      100.30701
 Zurich Re              1/13/95         98.507462      100.37141      101.45884
                        1/20/95         104.47762      99.829201      101.19973
                        1/27/95         102.98508      100.11082      102.42124
                         2/1/95         98.507462      102.69407      104.21757
                        2/10/95         98.507462      103.75722      104.83158
                        2/17/95         97.014923      105.22740      104.94263
                        2/24/95               100      105.20010      106.27953
                         3/3/95         98.507462      106.14921      105.69383
                        3/10/95         95.522385      106.33028      106.59743
                        3/17/95         94.029854      106.67706      107.89296
                        3/24/95         97.014923      106.32334      109.07963
                        3/31/95         94.029854      107.02434      109.02302
                         4/1/95         92.537315      109.37929      110.26630
                        4/14/95         91.044777      108.82107      110.87814
                        4/21/95         92.537315      108.41194      110.71701
                        4/28/95         95.522385      110.02131      112.07134
                         5/5/95         98.507462      110.57999      113.24929
                        5/12/95         104.47762      111.98193      114.43160
                        5/19/95         105.97015      109.22044      113.04679
                        5/26/95         107.46268      109.82680      114.01791
                         6/1/95         105.97015      109.68198      115.94705
                         6/9/95         107.46268      108.88302      114.95200
                        6/16/95         102.98508      110.31364      117.54089
                        6/23/95         108.95522      111.74891      119.69213
                        6/30/95         107.46268      110.79810      118.61214
                         7/7/95         108.95522      111.16801      121.14225
                        7/14/95         110.44776      112.59818      121.90868
                        7/21/95         113.43284      111.72546      120.54347
                        7/28/95         119.40299      114.80913      120.54347
                         8/1/95         126.86567      115.14479      121.70184
                        8/11/95         126.86567       114.8368      120.86790
                        8/18/95         126.12537      116.21652      121.76063
                        8/25/95         137.31343      117.73597      121.95441
                         9/1/95         129.85075      119.20908      122.76875
                         9/8/95         132.83581      119.46676      124.69353
                        9/15/95         138.80597      124.07303      127.01679

                        ========================================================

                                            Weekly 12/30/94 to 9/15/95

                     \ Arctic    \ Reinsurance Industry Composite    \ S&P 500

                    HISTORICAL MARKET PERFORMANCE
                    Monthly Common Stock Price: 1986 - Present

===============================================================================



                          Close

    8/29/86               14.375
    9/30/86               14.375
   10/31/86                   14
   11/28/96               12.375
   12/31/86                   12
    1/30/87                   14
    2/27/87                14.25
    3/31/87                15.75
    4/30/87                13.75
    5/29/87                11.25
    6/30/87                13.25
    7/31/87                 13.5
    8/31/87                 14.5
    9/30/87                   12
   10/30/87                  7.5
   11/30/87                 9.25
   12/31/87                 9.25
    1/29/88                 8.25
    2/29/88                 8.25
    3/31/88                    9
    4/29/88                    9
    5/31/88                  8.5
    6/30/88                7.875
    7/29/88                7.875
    8/31/88                7.875
    9/30/88                 7.75
   10/31/88                8.125
   11/30/88                    7
   12/30/88                9.125
    1/31/89                8.125
    2/28/89                 8.25
    3/31/89                8.625
    4/28/89                8.625
    5/31/89                  8.5
    6/30/89                8.625
    7/31/89                    9
    8/31/89               10.375
    9/29/89                12.25
   10/31/89                12.25
   11/30/89                13.25
   12/29/89               14.125
    1/31/90               11.625
    2/28/90               11.875
    3/30/90                11.75
    4/30/90                 10.5
    5/31/90                 10.5
    6/29/90                   10
    7/31/90                 9.75
    8/31/90                8.875
    9/28/90                 8.75
   10/31/90                8.625
   11/30/90                 11.5
   12/31/90               12.375
    1/31/91               12.375
    2/28/91               13.625
    3/29/91               14.375
    4/30/91                14.25
    5/31/91               14.125
    6/28/91                 12.5
    7/31191               13.375
    8/30/91               13.625
    9/30/91                15.75
   10/31/91                 15.5
   11/29/91               15.375
   12/31/91               15.375
    1/31/92               17.375
    2/28/92               18.125
    3/31/92                17.75
    4/30/92               16.125
    5/29/92               16.375
    6/30/92               16.875
    7/31/92                 16.5
    8/31/92               14.875
    9/30/92               16.125
   10/30/92                   19
   11/30/92                   18
   12/31/92                 17.5
    1/29/93               18.625
    2/26/93                   20
    3/31/93                19.75
    4/30/93               18.875
    5/31/93               17.625
    6/30/93                16.75
    7/30/93               16.625
    8/31/93                15.75
    9/30/93                16.75
   10/29/93                15.25
   11/30/93               14.125
   12/31/93                   13
    1/31/94                11.75
    2/28/94                11.25
    3/31/94               10.375
    4/29/94                12.25
    5/31/94                11.25
    6/30/94                   11
    7/29/94                11.75
    8/31/94               11.625
    9/30/94                11.25
   10/31/94               11.125
   11/30/94                8.875
   12/30/94                8.375
    1/31/95                  8.5
    2/28/95                8.375
    3/31/95                    8
    4/28/95                    8
    5/31/95                    9
    6/30/95                    9
    7/31/95               10.125
    8/31/95                   11


===============================================================================

                   Monthly 12/2/86 TO 8/31/95

          HISTORICAL MARKET PERFORMANCE
          Monthly Common Stock Price & Trading Volume History: Latest 3 Years

================================================================================

                    High        Low          Close           Volume
                    ----        ---          -----           ------

   8/31/92             17        14.75       14.875          145.200
   9/30/92          16.25       13.125       16.125          168.600
  10/30/92             19        16.25           19          115.100
  11/30/92           19.5           18           18           80.000
  12/31/92             19       17.375         17.5          111.400
   1/29/93             19           17       18.625           44.600
   2/26/93         20.625         18.5           20           95.700
   3/31/93         20.875        19.75        19.75          104.700
   4/30/93          19.75        18.75       18.875          123.300
   5/31/93         19.125       17.625       17.625           79.900
   6/30/93           17.5       16.125        16.75          106.800
   7/30/93          16.75        15.75       16.625          149.000
   8/31/93         16.625       14.875        15.75          173.200
   9/30/93         16.875       15.125        16.75          313.000
  10/29/93          16.75           15        15.25          157.000
  11/30/93          15.25         13.5       14.125          281.500
  12/31/93          14.25       12.375           13          214.400
   1/31/94             13         11.5        11.75          297.400
   2/28/94         12.375        11.25        11.25          174.500
   3/31/94           11.5        10.25       10.375          398.700
   4/29/94          12.25       10.125        12.25          215.000
   5/31/94         12.125       10.938        11.25          162.200
   6/30/94         11.375           11           11          139.300
   7/29/94         11.875           11        11.75           79.700
   8/31/94          12.25           11       11.625          242.700
   9/30/94             12        11.25        11.25          103.000
  10/31/94         11.375           11       11.125           83.000
  11/30/94         11.125        8.875        8.875          132.000
  12/30/94          9.125          7.5        8.375         2045.300
   1/31/95           8.75        7.875          8.5          169.200
   2/28/95            8.5            8        8.375           62.000
   3/31/95            8.5         7.75            8          103.100
   4/28/95          8.125          7.5            8          181.900
   5/31/95           9.25        7.875            9          177.100
   6/30/95          9.315        8.625            9           71.000
   7/31/95           11.5        8.875       10.125           32.700
   8/31/95         11.625       10.375           11          112.500


================================================================================

                   Monthly 8/31/92 to 8/31/95
                 Volume    High    Low    Close

          HISTORICAL MARKET PERFORMANCE
          Monthly Common Stock Price & Trading Volume History: 1995 Year-to-Date

================================================================================
                    High         Low         Close        Volume

   1/06/95           8.75        8.375          8.5            0
   1/13/95          8.625        7.875         8.25         37.1
   1/20/95           8.75         8.25         8.75           30
   1/27/95           8.75        8.625        8.625         20.1
   2/03/95          8.625        8.125         8.25         77.4
   2/10/95          8.375        8.125         8.25           35
   2/17/95            8.5        8.125        8.125         16.1
   2/24/95          8.375            8        8.375            2
   3/03/95          8.375        8.125         8.25            3
   3/10/95          8.125            8            8         11.7
   3/17/95            8.5        7.875        7.875         21.5
   3/24/95          8.125         7.75        8.125         48.2
   3/31/95          8.375         7.75            8         21.2
   4/07/95          7.875          7.5         7.75         51.3
   4/14/95           7.75        7.625        7.625          6.5
   4/21/95           7.75        7.625         7.75         19.4
   4/28/95          8.125          7.5            8        104.7
   5/05/95           8.25        7.875         8.25         22.4
   5/12/95          8.875         8.25         8.75        131.4
   5/19/95          9.125        8.625        8.875          3.1
   5/26/95           9.25         8.75            9         18.4
   6/02/95           9.25        8.875        8.875          5.8
   6/09/95          9.125         8.75            9          3.7
   6/16/95          8.875        8.625        8.625         16.9
   6/23/95          9.375        8.625        9.125           15
   6/30/95          9.125         8.75            9         31.4
   7/07/95          9.375            9        9.125            7
   7/14/95           11.5        8.875         9.25          3.4
   7/21/95           9.75            9          9.5          8.7
   7/28/95         10.125        9.375           10         10.2
   8/04/95         10.875           10       10.625         19.4
   8/11/95         10.875       10.625       10.625          6.7
   8/18/95          10.75       10.375       10.563         18.4
   8/25/95         11.625         10.5         11.5         66.2
   9/01/95         11.375        10.75       10.875          8.2
   9/08/95         11.125       10.875       11.125          5.9
   9/15/95         11.625           11         11.5            0


================================================================================

                   Weekly 1/6/95 to 9/15/95
                 Volume    Close   High    Low

                    HISTORICAL MARKET PERFORMANCE
                    Common Shares Traded at Various Prices: 1986 - Present

================================================================================



                                        Wt. Avg         Wt. Avg
                                        Volume          Volume
                Date                                     (000)

         7.000000 to 7.990000              1965700         1965700
         8.000000 to 8.990000               992100          992100
         9.000000 to 9.990000               287900          287900
        10.000000 to 10.990000              829300          829300
        11.000000 to 11.990000             1244000         1244000
        12.000000 to 12.990000              617400          617400
        13.000000 to 13.990000              476200          476200
        14.000000 to 14.990000              902800          902800
        15.000000 to 15.990000              783600          783600
        16.000000 to 16.990000              950300          950300
        17.000000 to 17.990000              254900          254900
        18.000000 to 18.990000              459300          459300
        19.000000 to 19.990000              163800          163800
        20.000000 to 20.990000              123400          123400

        21.000000 to 21.990000                   0               0


================================================================================

                   Based on Closing Prices From 12/2/86 to 8/31/95
                                               Weighted Average Price: 12.20
                                               Total Shares Traded as Percent
                                               of Shares Outstanding: 55.3%

                    HISTORICAL MARKET PERFORMANCE
                    Common Shares Traded at Various Prices: 1992 - Present

================================================================================



                                    Wt. Avg
                                    Volume
                Date

        7.000000 to 7.990000        1965700
        8.000000 to 8.990000         807400
        9.000000 to 9.990000         104800
       10.000000 to 10.99000         610000
       11.000000 to 11.99000        1138300
       12.000000 to 12.99000         509200
       13.000000 to 13.99000         119700
       14.000000 to 14.99000         370500
       15.000000 to 15.99000         476600
       16.000000 to 16.99000         934500
       17.000000 to 17.99000         254900
       18.000000 to 18.99000         459300
       19.000000 to 19.99000         163800
       20.000000 to 20.99000         123400

       21.000000 to 21.99000              0


================================================================================

                   Based on Closing Prices From 1/1/92 to 9/15/95
                                               Weighted Average Price: 12.07
                                               Total Shares Traded as Percent
                                               of Shares Outstanding: 44.3%

                    HISTORICAL MARKET PERFORMANCE
                    Common Shares Traded at Various Prices: 1995 Year-to-Date

================================================================================

                                    Wt. Avg.
              Date                   Volume

        7.500000 to 7.740000          56300
        7.750000 to 7.990000         103800
        8.000000 to 8.240000         172900
        8.250000 to 8.490000          95000
        8.500000 to 8.740000         133600
        8.750000 to 8.990000         176200
        9.000000 to 9.240000          58000
        9.250000 to 9.490000           6900
        9.500000 to 9.740000          12700
        9.750000 to 9.990000           1000
       10.000000 to 10.24000           9700
       10.250000 to 10.49000              0
       10.500000 to 10.74000          30500
       10.750000 to 10.99000          12400
       11.000000 to 11.24000          15900
       11.250000 to 11.49000          53800
       11.500000 to 11.74000          27800



================================================================================

                   Based on Closing Prices From 1/1/95 to 9/15/95

                                               Weighted Average Price: 8.78
                                               Total Shares Traded as Percent
                                               of Shares Outstanding: 5.3%

COMMON STOCK OWNERSHIP ANALYSIS
Quarterly Change in Institutional Ownership



                               9/31/92  12/31/92    3/31/93    6/30/93    9/31/93    12/31/93    3/31/94    6/30/94     9/31/94
----------------------------------------------------------------------------------------------------------------------------------
SHARE HOLDINGS ('000S)
Tweedy Browne Co. L.P.             0.0       0.0        0.0        0.0        0.0         0.0      194.7      194.7       239.8
Dimensional Fund Advisors        291.9     293.8      283.0      309.2      360.1       588.8      598.4      601.7       549.8
Prudential Insurance Co.         585.2     598.6      621.5      620.8      570.9       570.0      567.4      570.1       606.4
Wilshire Associates                0.0       0.0        0.0       10.0       10.0        47.8      210.3      418.1       429.8
Wells Fargo Institutional Trust  268.9     262.0      260.7      256.6      221.5       193.7      191.6      189.6       185.2
Sanford C. Bernstein              32.5      33.9       35.9       48.9       48.9        57.4       67.1       78.5       113.5
Mellon Bank                       51.6      45.8       45.8       47.1       47.1        54.0       55.5       51.4        50.9
J.P. Morgan                        0.0       0.0        0.0        0.0        0.0         0.0        0.0        0.0         0.0
Brandywine Asset Mgmt.            47.6      47.6       47.6       47.6       49.4        51.6       49.6       50.2        52.7
CALSTERS                          48.2      48.2       48.2       48.2       48.2        48.2       48.2       50.0        50.0
Bankers Trust                     24.2      24.2       45.3       23.1       24.5        46.5       46.2       46.8        46.8
Neville Rodie & Shaw              60.8      60.8       61.5       61.5       59.6        61.1       58.4       52.3        51.9
United States Trust Co.            0.0       0.0        0.0        0.0        0.0        26.2       31.0       33.9        13.1
ANB Investment Mgmt.               0.0       0.0        0.0        0.0        0.0         0.0        0.0        0.0         0.0
Vanguard Index-Small Cap          13.0      13.0       13.0       13.0       13.0        13.0       15.0       16.0        16.0
Vanguard Total Stock Mkt.          0.0       0.0        0.0        4.3        5.6         5.6        5.6        5.6         5.6
Northern Trust                     0.0       0.0        0.0        0.0        0.0         0.0        0.0        0.0        10.2
First Interstate Bancorp           0.0       0.0        0.0        0.0        0.0         0.0        0.0        0.0         6.0
Weiss Peck & Greer                 0.0       0.0        1.7        3.0      137.2       113.2      114.9      154.9       160.9
World Asset Management             0.0       0.0        0.0        0.0        0.0         0.0        0.0        0.0         0.0
Equitable Life Assurance           0.0       0.0        0.0        0.0        1.9         3.7        4.8        4.8         4.8
Bank of New York                   0.0       0.0        0.0        0.0        0.0         0.0        0.0        0.0         0.0



----------------------------------------------------------------------------------------------------------------------------------

                                                                     Percent
                                                                       of
                                 12/31/94     3/31/95     6/30/95    Common
-----------------------------------------------------------------------------
SHARE HOLDINGS ('000S)
Tweedy Browne Co. L.P.              487.7       606.3       949.5       5.1%
Dimensional Fund Advisors           565.8       591.7       611.7       3.3
Prudential Insurance Co.            212.0       213.9       213.9       1.1
Wilshire Associates                 434.3       255.1       204.1       1.1
Wells Fargo Institutional Trust     184.6       187.2       184.4       1.0
Sanford C. Bernstein                109.6       108.5       106.6       0.6
Mellon Bank                          50.9       231.9       102.8       0.6
J.P. Morgan                           0.0        56.0        56.0       0.3
Brandywine Asset Mgmt.               54.5        55.3        53.9       0.3
CALSTERS                             50.0        50.9        51.5       0.3
Bankers Trust                        46.4        42.6        44.6       0.2
Neville Rodie & Shaw                 44.0        41.4        37.9       0.2
United States Trust Co.              33.1        33.1        33.1       0.2
ANB Investment Mgmt.                 26.4        27.0        26.8       0.1
Vanguard Index-Small Cap             16.0        16.0        16.0       0.1
Vanguard Total Stock Mkt.             5.6         0.0        10.3       0.1
Northern Trust                       10.2        10.2        10.2       0.1
First Interstate Bancorp              9.4         9.4         9.4       0.1
Weiss Peck & Greer                  112.6       112.6         4.7       0.0
World Asset Management                0.0         0.0         4.1       0.0
Equitable Life Assurance              2.9         2.9         2.9       0.0
Bank of New York                      2.0         2.0         2.0       0.0
                                                                        ---
                                                                       14.7%
                                                                       ====
-----------------------------------------------------------------------------

                                                               Exhibit 4


DISCOUNTED CASH FLOW ANALYSIS
NET PRESENT VALUE PER SHARE OF PROJECTED DIVIDENDS


   Net Income     Discount                            Terminal Value Multiples
                              -----------------------------------------------------------------------
      CAGR         Rates       8x        9x      10x      11x      12x      13x      14x       15x
-----------------------------------------------------------------------------------------------------
       5%          12.5%       $7        $8       $8       $9      $10      $10      $11       $12
                   15.0         6         7        8        8        9        9       10        11


       10%         12.5%       $8        $9       $9      $10      $11      $12      $12       $13
                   15.0         7         8        9        9       10       11       11        12


       15%         12.5%       $9       $10      $11      $11      $12      $13      $14       $15
                   15.0         8         9       10       11       11       12       13        14

-----------------------------------------------------------------------------------------------------


  Assumptions:
  -----------

  Cash Flows discounted to December 31, 1995.
  Cash Flows represent yearly dividends plus a terminal value at year-end 1999 based on a multiple of 1999 net income.
  IBES median estimates for 1995-1996 EPS and assumed growth applied thereafter. Dividend payout ratio of 34%.

        COMPARISON OF SELECTED REINSURANCE COMPANIES (A)
        (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)



                Price      % of 52  Market     EPS (b)      P/E Ratio     Book    Price/ Combined  Ratio   (c)    1994  Dividend
              (9/19/95)  Week High   Cap    1995E  1996E   1995E  1996E   Value   Book    1992     1993    1994    ROE    Yield
--------------------------------------------------------------------------------------------------------------------------------

ARTIC          $11.25     93.8%     $204  $0.88   $0.95   12.8x  11.8x  $15.02   0.75x  123.3%   103.7%    118.8%   N.M.    1.8%



DIRECT
------
American Re     $41.88     97.1%   $1,970  $3.00   $3.60   14.0x  11.6x  $20.26   2.07x  102.8%    99.5%   103.8%   12.3%   0.8%

General Re      151.88     99.8    12,458   9.25   10.35   16.4   14.7    69.59   2.18   108.4    101.5    101.3    12.9    1.3

National Re      34.13     97.8       576   2.80    3.15   12.2   10.8    20.51   1.66   103.3     99.8     98.4     7.2    0.5

Mean                       98.3%                           14.2x  12.4x           1.97x  104.8%   100.3%   101.2%   10.8%   0.8%


BROKER
------
NAC Re          $38.13     99.3%     $670  $2.40   $2.80   15.9x  13.6x   $2.80   1.65X  126.9%   110.9%   105.7%    9.5%   0.5%

Transatlantic    68.75     97.7     1,577   5.15    6.05   13.3   11.4     6.05   1.76   111.6(d) 107.4(d) 105.7(d) 12.7    0.6

Trenwick         50.88     97.8       330   3.75    4.20   13.6   12.1     4.20   1.51   114.0    102.2    103.1    10.5    2.2

MEAN                       98.3%                           14.3x  12.4x           1.64x  117.5%   106.8%   104.8%   10.9%   1.1%

----------------------------------------------------------------------------------------------------------------------------------


     (a) GAAP financial data as of June 30, 1995, except where otherwise noted.
     (b) Based on IBES median estimates as of September 7, 1995.
     (c) Based on statutory data.
     (d) Based on GAAP data.

COMPARISON OF SELECTED BUYOUTS BY SIGNIFICANT
EXISTING SHAREHOLDERS
SUMMARY STATISTICS


                           Pre-Announcement
                           Stock Price as % of Initial Offer Premium to   Increase    Final Offer Premium to
                                               -------------------------             -----------------------
                             52-Week High        Price          High      in Offer      Price         High
-------------------------------------------------------------------------------------------------------------

Average of:
----------

All Buyouts                        80.9%          23.4%         (1.6)%       9.3%         35.0%        8.0%


Domestic Buyouts by                82.3           19.1          (2.6)        6.9          26.6         4.1
   European Parent


Buyouts of Approximately           82.1           16.9          (5.1)        6.6          23.2         0.8
   20% Minority Stake

-------------------------------------------------------------------------------------------------------------

 COMPARISON OF SELECTED BUYOUTS BY
 SIGNIFICANT EXISTING SHAREHOLDERS

                                                                                                             Inside
                                               Prior 1                   52 week       Initial Premium     Ownership
          Acquiring Company/                   day to        Date     High prior to        Over 52         Before the
          Acquired Company                      Ann.       of Ann.         Ann.           Week High       Transaction
-------------------------------------------------------------------------------------------------------------------------
 8/95     Societe BIC/BIC Corp.                  $35.75    5/19/95        $37.50                (2.7)%         78.0%

 6/95     Club Mediteranee SA/Club Med            22.63     4/5/95        26.00                  1.0           70.8

 5/95     GTE Corp/                               17.75    9/08/94        21.25                  5.9           90.0
          Contel Cellular Inc.

 3/95     Siemens AG/                             12.25    1/09/95        16.00                 (6.25)         14.2
          Pyramid Technology

 3/95     Dole Food Co. Inc./                     11.63    8/24/94        15.38                 (8.9)          82.8
          Castle & Cooke Homes Inc.

 1/95     WMX Technologies Inc./                   8.00    7/28/94        10.88                (28.3)          78.5
          Chemical Waste Management

 1/95     Adia SA/                                26.50    3/23/94        33.25                  5.3           81.0
          Adia Services Inc.

12/94     Ogden Corp./                            17.38    6/06/94        24.25                (29.2)          83.2
          Ogden Services

10/94     National Intergroup Inc./               13.50    3/01/94        13.75                  7.3           80.5
          FoxMeyer

 9/94     EW Scripps Co./                         78.50    2/17/94        86.00                  0.7           86.0
          Scripps Howard Broadcasting

 7/94     Burlington Resources/                    4.63    4/26/94         6.75                (33.6)          87.1
          Diamond Shamrock Offshore

 6/94     Colonia Konzern AG/                     1,309    2/28/94        1,335                 28.3           57.9(e)
          Nordstern Allgemeine

 4/94     Triarc Cos/                             15.50    4/26/93        16.50                  2.6           71.0
          Southeastern Public Service Co.


 4/94     Medco Containment Services/             25.75    10/13/93       36.50                (25.3)          54.2
          Medical Marketing Group

 4/94     Quartex Corp/CMS/Data Corp               1.63    7/01/93         2.13                 30.8           65.0



                                                Aggregate                         Initial
                                            Consideration For                     Premium                   Final Premium  Percent
          Acquiring Company/                 Amount Acquired                     Over Market                Over Market    Increase
          Acquired Company                       (000's)      Initial Bid          Price      Final Bid        Price       in Offer
-----------------------------------------------------------------------------------------------------------------------------------
 8/95     Societe BIC/BIC Corp.             $219,000              $36.50           2.1%           $40.50       13.3%        11.0%

 6/95     Club Mediteranee SA/Club Med         135.6               26.50          16.0             32.00       41.4         21.9

 5/95     GTE Corp/                            254.3               22.50          26.8             25.50       43.7         13.3
          Contel Cellular Inc.

 3/95     Siemens AG/                          261.7               15.00          22.5             16.00       30.6          6.7
          Pyramid Technology

 3/95     Dole Food Co. Inc./                   81.5               14.00          20.4             15.75       35.4         12.5
          Castle & Cooke Homes Inc.

 1/95     WMX Technologies Inc./               397.4                7.80          (2.5)             8.85       10.6         13.5
          Chemical Waste Management

 1/95     Adia SA/                            83,639               35.02(a)       32.2              N.A.        N.A.         N.A.
          Adia Services Inc.

12/94     Ogden Corp./                         119.0               17.16          (1.3)            18.48        6.3          7.7
          Ogden Services

10/94     National Intergroup Inc./           84,028               14.75(b)        9.3          .904           13.0          3.4
          FoxMeyer                                                                            shares(c)

 9/94     EW Scripps Co./                    125,386(d)           3 shares        10.4(d)    3.45 shares       26.9(d)      15.0
          Scripps Howard Broadcasting

 7/94     Burlington Resources/               42,600                4.49          (3.1)         N.A.            N.A.         N.A.
          Diamond Shamrock Offshore

 6/94     Colonia Konzern AG/                520,969(f)            1,713          30.9         $1,713          30.9          0.0
          Nordstern Allgemeine

 4/94     Triarc Cos/                         86,140               .55             9.2       .80 shares        65.2         51.2
          Southeastern Public Service Co.                     shares and
                                                               $6 note

 4/94     Medco Containment Services/        122,510               27.25           5.5             27.75        7.8          1.8
          Medical Marketing Group

 4/94     Quartex Corp/CMS/Data Corp          26,740                6.52         400.0              7.00      328.6          7.4


 COMPARISON OF SELECTED BUYOUTS BY
 SIGNIFICANT EXISTING SHAREHOLDERS

                                                                                    Initial       Inside
                                               Prior 1                52 week       Premium      Ownership
             Acquiring Company/                day to       Date      High prior    Over 52     Before the
             Acquired Company                   Ann.       of Ann.    to Ann.       Week High   Transaction
------------------------------------------------------------------------------------------------------------
    2/94     Holderbank Financiere Glaros/         $6.75     1/07/94   $ 7.75          (1.3)%    95.0%
             Holham Inc.

    1/94     Standard Industries Inc./              7.00     5/19/93     9.75         (25.6)     88.4
             Wellington Leisure Products, Inc.

   12/93     Valley Fashions Corp./                48.88     9/20/93    51.13         (10.0)     95.0
             West Point-Pepperell Inc.

   10/93     Torchmark/                            26.88     2/22/93    30.25           0.8      83.0
             United Investors Management

    5/93     Rust International Inc./              17.88     11/13/92   23.88         (25.1)     56.0
             Brand Cos. Inc.

   07/92     W.R. Grace & Company/                 15.25     3/02/92    19.00         (13.2)     83.4
             Grace Energy Corporation

   05/92     Unocal Corp./                          9.88     2/24/92    12.00          (9.8)     95.3%
             Unocal Exploration Corp.

   05/92     Envirosource Inc./                     9.00      8/2/91    15.00(g)      (24.3)     62.5
             Envirosafe Services Inc.

 Partially   BLV Acquisition Corp./                 4.38     3/20/92     5.38          17.1      54.8
    Com-     Belvedere Corp.
   pleted

   01/92     Arkla Inc./                           14.25     9/18/91    20.88         (12.3)     82.0
             Arkla Exploration Co.

   12/91     Siemens AG/                          120.62     10/21/91    N.A.           N.A.     78.0(h)
             Siemens Nixdorf Information Systems

   12/91     Tele-Communications Inc./             13.50      5/01/91    16.50        (20.4)     57.2
             United Artists Entertainment Co.

   10/91     LAC Minerals/                          N.A.      2/8/91     6.25           N.A.     64.7
             Bond International

   10/91     Air & Water Technologies/             15.25      3/1/91    31.50         (37.0)     82.0
             Metcalf & Eddy Cos.


                                                  Aggregate
                                                Consideration For             Initial Premium             Final Premium   Percent
             Acquiring Company/                 Amount Acquired    Initial      Over Market                Over Market  Increase in
             Acquired Company                        (000's)         Bid           Price      Final Bid       Price        Offer
----------------------------------------------------------------------------------------------------------------------------------
    2/94     Holderbank Financiere Glaros/        $51,700           $7.65      13.3%           N.A.         N.A.          N.A.
             Holham Inc.

    1/94     Standard Industries Inc./              3,683            7.25       3.6           $7.63         8.9%          5.2%
             Wellington Leisure Products, Inc.

   12/93     Valley Fashions Corp./                66,300           46.00      (5.9)           N.A.         N.A.          N.A.
             West Point-Pepperell Inc.

   10/93     Torchmark/                           216,591           30.50      13.5           31.25        16.3           2.5
             United Investors Management

    5/93     Rust International Inc./             185,000           17.88       0.0           18.75         4.9           4.9
             Brand Cos. Inc.

   07/92     W.R. Grace & Company/                 77,501           16.50      13.8           19.00        31.0          15.2
             Grace Energy Corporation

   05/92     Unocal Corp./                        120,418            0.5        9.5            0.54        18.3           8.0
             Unocal Exploration Corp.                              shares                    shares

   05/92     Envirosource Inc./                    14,400            2.7       26.2            5.0         29.0           2.2
             Envirosafe Services Inc.                              shares                    shares

 Partially   BLV Acquisition Corp./                16,900            6.30      44.0            N.A.         N.A.          N.A.
    Com-     Belvedere Corp.
   pleted

   01/92     Arkla Inc./                           92,640            0.9       28.5            0.95        35.6           5.6
             Arkla Exploration Co.                                 shares                     shares

   12/91     Siemens AG/                        1,302,423(i)       147.52      22.3          147.52        22.3           0.0
             Siemens Nixdorf Information Systems

   12/91     Tele-Communications Inc./          1,189,000             .95(j)   (2.7)           1.02(k)      3.6           6.5
             United Artists Entertainment Co.                      shares                     shares

   10/91     LAC Minerals/                         85,000            0.53(l)    N.A.            N.A.        N.A.          N.A.
             Bond International                                    shares

   10/91     Air & Water Technologies/             42,000            0.85      30.1            0.875       33.9           2.9
             Metcalf & Eddy Cos.                                   shares                     shares


 COMPARISON OF SELECTED BUYOUTS BY
 SIGNIFICANT EXISTING SHAREHOLDERS

                                                                                    Initial       Inside       Aggregate
                                               Prior 1                52 week       Premium      Ownership   Consideration For
             Acquiring Company/                day to       Date      High prior    Over 52     Before the   Amount Acquired
             Acquired Company                   Ann.       of Ann.    to Ann.       Week High   Transaction       (000's)
-------------------------------------------------------------------------------------------------------------------------------
    4/91  Murphy Oil Corp/                      $16.63    4/06/89       $22.63      (24.8)%      61.0%       $366,242
          Ocean Drilling & Exploration

    4/91  Ogden Corp./                           11.00    10/23/90       14.75        0.0        68.3          38,000
          ERC Environmental & Energy Services

    3/91  BHP Holdings/                          33.75    2/06/91        44.50      (10.1)       50.1         530,000
          Hamilton Oil Corp.

    2/91  Paramount Comm./                        N.A.    7/12/90         N.A.        N.A.       74.8          46,576
          TVX Broadcast Group

   11/90  National Intergroup Inc./               2.62    12/20/89        6.75       40.7        44.1(m)       59,063
          Permian Partners L.P.

   11/90  Pier 1 Imports Inc.                     8.75    9/25/90         N.A.        N.A.       50.4          20,704
          (of Intermarke Inc.)/
          Sunbelt Nursery Group Inc.

   11/90  Freeport-McMoRan Inc./                  8.00    7/31/90       11.13(o)     (5.70)      81.5         239,161
          Freeport-McMoRan Oil & Gas


   10/90  Primerica Corp./                        9.75    4/18/89       11.38(r)     10.3        82.6          48,752
          American Capital Mgmt. & Research


   10/90  Renault Vehicules Industrial/           5.25    7/06/90        21.13      (71.6)       44.5(u)      103,145
          Mack Trucks Inc.

   09/90  Kansas City Southern                   12.75    5/17/90        15.00       (6.7)       87.1          35,000
          Industries, Inc./
          DST Systems Inc.

   09/90  Fuji Heavy Industries/                  5.13    1/16/90         8.50      (29.4)       49.5         208,414
          Subaru of America

   08/90  Imetal S.A./                           11.50    1/24/90        16.00       (3.1)       55.6         78,1571
          Copperweld Corp. Steel

   08/90  American Express Company/              14.50    3/02/90         N.A.        N.A.       66.4(v)      393,515
          Shearson Lehman Brothers


                                                            Initial
                                                          Premium Over            Final Premium   Percent
             Acquiring Company/                  Initial     Market                Over Market  Increase in
             Acquired Company                      Bid       Price     Final Bid     Price        Offer
-----------------------------------------------------------------------------------------------------------
    4/91  Murphy Oil Corp/                          $.50      2.3%         $.55      12.5%        10.0%
          Ocean Drilling & Exploration            shares                   shares

    4/91  Ogden Corp./                             14.75     34.1         15.13      37.5          2.7
          ERC Environmental & Energy Services

    3/91  BHP Holdings/                            40.00     18.5         40.00      18.5          0.0
          Hamilton Oil Corp.

    2/91  Paramount Comm./                          7.50      N.A.         9.50       N.A.        26.7
          TVX Broadcast Group

   11/90  National Intergroup Inc./                 4.00     52.4          4.425(n)  68.6         10.6
          Permian Partners L.P.

   11/90  Pier 1 Imports Inc.                      12.00     37.1         12.00      37.1          0.0
          (of intermarke Inc.)/
          Sunbelt Nursery Group Inc.

   11/90  Freeport-McMoRan Inc./                    0.27-    31.2      0.283-0.345   37.5          4.8
          Freeport-McMoRan Oil & Gas                0.329               shares(q)
                                                shares(p)

   10/90  Primerica Corp./                          0.30     28.7          0.32      37.3          6.7
          American Capital Mgmt. & Research      shares(s)               shares(t)
                                                                         or 11.50

   10/90  Renault Vehicules Industrial/             6.00     14.3          6.25      19.1          4.2
          Mack Trucks Inc.

   09/90  Kansas City Southern                     14.00      9.8         15.85      24.3         13.2
          Industries, Inc./
          DST Systems Inc.

   09/90  Fuji Heavy Industries/                    6.00     17.1          8.50      65.9         41.7
          Subaru of America

   08/90  Imetal S.A./                             15.50     34.8         17.00      47.8          9.7
          Copperweld Corp. Steel

   08/90  American Express Company/                0.426      0.1          0.48      12.8         12.7
          Shearson Lehman Brothers              shares(w)                shares(x)

COMPARISON OF SELECTED BUYOUTS BY
SIGNIFICANT EXISTING SHAREHOLDERS


                                                                  Inside    Aggregate
                                                                  Owner-     Conside-
                                                        Initial    ship       ration            Initial           Final
                                               52 week  Premium   Before       for              Premium           Premium
        Acquiring            Prior 1            High    Over 52    the        Amount              Over              Over     Percent
        Company/Acquired     day to     Date    prior    Week     Trans-     Acquired  Initial   Market   Final    Market   Increase
        Company              Ann.      of Ann.  to Ann.  High     action      (000's)    Bid      Price    Bid     Price    in Offer
------------------------------------------------------------------------------------------------------------------------------------
06/90  De Georges/LPL        $ 11.50   3/19/90  $27.25    (11.9)%   51.0%   $ 37,500    $24.00     23.1%   $25.00    28.2%      4.2%
       Technologies, Inc.

06/90  Esselte                 41.83  10/03/89   38.00     14.5     78.5     219,298     43.50      4.0     48.06    14.9      10.5
       A.B./Esselte
       Business Systems,
       Inc.

05/90  Montedison S.p.A./      31.12   N.A.      32.13     15.2     71.3     465,904     35.00     18.9     37.00    18.9       0.0
       Erbamont                                                                           2.00(y)

04/90  Anderson Group PLC/      7.38   2/16/90    8.38      1.5     51.2      21,000      8.50     15.2      8.88    20.3       4.4
       National Mine
       Service Co.

03/90  Heritage Media          17.00  12/01/88    9.50    115.8     57.0      32,243     20.50     20.6     20.50    20.6       0.0
       Corp./Pop Radio
       Corp.

02/90  Carlson Companies,      13.25   5/19/89   13.75      5.5     68.0      53,525     14.50      9.5     14.88    12.3       2.6
       Inc./TGI Friday's
       Inc.

01/90  Dow Jones & Co.         15.13   9/21/89   16.38      9.8     66.2     657,394    $18.00     19.0    $21.00    38.8      16.7
       Inc./Telerate,
       Inc.

01/90  Montedison              44.13   7/31/89   46.00      6.5     81.0     653,811     47.00     11.1     51.00    15.6       4.1
       S.p.A./HIMONT Inc.                                                                 2.00(y)

01/90  Tele-                   27.00   5/24/89   24.00     32.3     75.0     209,625     31.75     17.5     32.25    19.4       1.6
       Communications
       Inc./WestMarc
       Communications

11/89  Primerica               17.88   6/09/89    21.25(z)  (5.9)    69.8     532,795      0.80    11.7  0.82-0.85   33.4    19.4
       Corporation/The                                                                  shares (1)       shares(2)
       A.L. Williams
       Corporation

11/89  Mayfair                 17.25   4/03/89    25.25     (6.9)    71.0     193,600    $23.50    36.2     24.70    43.2     5.1
       Acquisition
       Corp/Mayfair Super
       Markets, Inc.

10/89  ENSERCH                 11.25   2/15/89   12.75    (13.6)    87.4     151,194      0.50     (2.1)     0.50    10.7    13.0
       Corp./ENSERCH                                                                     shares           shares and
       Exploration                                                                                         1.00(3)
       Partners

09/89  United Meridian          6.13   1/27/89    9.00    (11.1)    60.1      26,341     $8.00     30.6    $10.50    71.4    31.3
       Corporation/
       Ensource Inc.

08/89  The Henley Group,       19.25   6/08/89    21.38     (4.1)    80.2     119,801     20.50    23.3      22.25   33.8     8.5
       Inc./Fisher
       Scientific Group,
       Inc.

COMPARISON OF SELECTED BUYOUTS BY
SIGNIFICANT EXISTING SHAREHOLDERS

                                                               Inside    Aggregate
                                                               Owner-    Conside-
                                                      Initial   ship      ration               Initial            Final
                                             52 week  Premium  Before       for                Premium           Premium
           Acquiring      Prior 1              High    Over 52   the       Amount               Over                Over    Percent
        Company/Acquired   day to     Date     prior    Week    Trans-    Acquired   Initial   Market    Final    Market   Increase
        Company             Ann.     of Ann.  to Ann.   High    action    (000's)      Bid      Price      Bid     Price    in Offer
----------------------------------------------------------------------------------------------------------------------------------
06/89  Zayre Corp./The      $ 26.38  12/05/88  $27.13     28.5%    83.0%   $314,081     1.35     32.3%      1.45     42.0%     7.4%
       TJX Companies,                                                               shares(4)           shares(4)
       Inc.

06/89  Allied Irish Banks     25.00   9/12/88  27.68     27.3     49.7     365,000    35.25     41.0      39.25     57.0     11.4
       plc/First Maryland
       Bancorp.

05/89  Investors               5.25  12/06/88   8.50    (30.9)    69.0      22,083     5.88      6.0       6.50     17.3     10.6
       (private-USA)/Sage
       Energy Co.


COMPARISON OF SELECTED BUYOUTS BY
SIGNIFICANT EXISTING SHAREHOLDERS

Footnotes

(a)  Represents combined share/cash offer.
(b)  Common shareholders to receive $14.75 in principal amount of 8.25% senior notes due 2004.
(c)  Valued at $15.25; 5,510,000 outstanding shares.
(d)  Based on a share price of $28.875.
(e)  Purchased 37.35% stake from Union des Assurances de Paris; increased ownership to 95.4%.
(f)  $/DM exchange rate = 1.5356; DM 630 million to UAP for 37.35% stake and a further DM 170 million in cash (DM 2,630 per share) to Nordstern independent shareholders.
(g)  1991 high and high since 1989, respectively.
(h)  91% of voting interest.
(i)  $/DM exchange rate = 1.5356.
(j)  Valued at $15.20.
(k)  Valued at $16.19.
(l)  Valued at $4.57.
(m)  99.7% voting interest.
(n)  Final Bid $3.5625 received in tender offer plus three distributions comprised of $.2875 prior to the closing of the tender.
(o)  1990 high and high since 1988, respectively.
(p)  Valued at $10.50.
(q)  Valued at $11.00.
(r)  1989 high and high since 1987, respectively.
(s)  Number shown represents the number of common shares of Primerica offered.  Based on the valuation of the final bid, 0.3 shares of Primerica is approximately a $11.06 value.
(t)  Valued at $11.80.
(u)  61.1% ownership on a fully diluted basis.
(v)  60% voting interest.
(w)  Number shown represents the number of common shares of AMEX offered.  Based on the valuation of the final bid, 0.426 shares of AMEX is approximately a $11.45 value.
(x)  Valued at $12.90.
(y)  Warrant valued at $2.00.
(z)  1988 high and high since 1986, respectively.
(1)  Number shown represents the number of common shares of Primerica offered.  Based on the valuation of the final bid,
     0.8 shares of Primerica is approximately a $19.40 value.
(2)  Valued at $23.165.
(3)  Valued at $7.6875.
(4)  Number shown represents the number of common shares of Zayre offered.  Based on the valuation of the final bid, 1.35 shares of Zayre is approximately a $32.40 value; final bid valued at $34.80.

COMPARISON OF RECENT ACQUISITIONS OF U.S.
PROPERTY/CASUALTY REINSURANCE COMPANIES

SUMMARY STATISTICS

                                            MULTIPLE OF GAAP
                      ----------------------------------------------------------------
                      LTM NET WRITTEN                                                              MULTIPLE OF STATUTORY
                                                                                              -----------------------------------
                          PREMIUMS            LTM NET INCOME       TANGIBLE BOOK VALUE         NET INCOME             BOOK VALUE
------------------------------------------------------------------------------------------------------------------------------------
High                        1.80x                  21.40x                   3.10x                  27.90x                 1.94x

Low                         0.48                    6.72                    0.82                    7.69                  0.91

Median                      1.17                    9.91                    1.17                   10.32                  1.13

Mean                        1.17                   12.88                    1.37                   12.83                  1.26

COMPARISON OF RECENT ACQUISITIONS OF U.S. PROPERTY/CASUALTY
REINSURANCE COMPANIES


----------------------------------------------------------------------------------------------------------------------------------
                                                         Multiple of GAAP           Multiple of Statutory
----------------------------------------------------------------------------------------------------------------------------------
        Acquiring                               LTM Net
        Company/Acquired                        Written    LTM Net   Tangible       Net         Book
Date    Company                  Consideration  Premiums   Income   Book Value      Income      Value              Comments
                                    ($mm)
----------------------------------------------------------------------------------------------------------------------------------
7/95    Employers Reinsurance/       N.A.        N.A.       N.A.         N.A.      N.M.      N.M.     .    Sale of Germany's
        Frankona Re                                                                                         fourth largest
                                                                                                            insurer to GE
                                                                                                            Capital's ERC
                                                                                                            creates a global
                                                                                                            reinsurer to rival
                                                                                                            General Re/Cologne
                                                                                                            Re.

5/95   Employers Reinsurance/       $133.2       N.A.       N.A.         N.A.      N.M.      N.M.        .  Employers Re
       Aachener Re                                                                                          purchased Aachener
                                                                                                            Re, a "AA" rated
                                                                                                            reinsurer serving
                                                                                                            the European
                                                                                                            market, from
                                                                                                            Aachener and Munich
                                                                                                            Insurance.

4/95   Zurich Reinsurance            203.5(a)    1.54x     17.90x        1.04x    27.90x(b)  1.31x(b)  .    Zurich Re will
       Centre/Re Capital Corp                                                                               acquire Re
                                                                                                            Capital's 7 million
                                                                                                            primary shares for
                                                                                                            $18.50 a piece,
                                                                                                            including 3 million
                                                                                                            shares owned by
                                                                                                            John Deere
                                                                                                            Insurance, and
                                                                                                            assume $69mm in
                                                                                                            convertible debt.

4/95   USF&G Corp/Discover            78.5       N.A.       N.A.         N.A.      N.M.      N.M.(c)   .    Sale of Discover
       Reinsurance Company                                                                                  Re, a provider of
                                                                                                            insurance to the
                                                                                                            alternative risk
                                                                                                            transfer ('ART')
                                                                                                            market, for $78.5mm
                                                                                                            in common stock and
                                                                                                            options.

4/95   Exor America Inc./            400.0       0.88(b)   12.86(b)      1.00(b)  14.92(b)   1.40(b)   .    Sale of
       Constitution Re Corp.                                                                                Constitution Re, a
                                                                                                            unit of Talegen
                                                                                                            Holdings, a wholly
                                                                                                            owned subsidiary of
                                                                                                            Xerox.

11/94  St. Paul and Employers        N.A.         N.A.        N.A.       N.A.      N.A.      N.A.    .      Sale of CIGNA's
       Re/CIGNA International                                                                               international
       Property-Casualty                                                                                    property/casualty
       Reinsurance                                                                                          reinsurance renewal
                                                                                                            rights, which
                                                                                                            consists of $270
                                                                                                            million in gross
                                                                                                            written premiums,
                                                                                                            to St. Paul and
                                                                                                            Employers Re.

6/94   General Re/Colonia            875.0(d)       0.48       21.40     3.10(e)   N.A.      N.A.    .      Joint venture
       Konzern AG (Colonia                                                                                  between General Re
       Konzern AG's 66% stake                                                                               and Colonia Konzern
       in Cologne Re                                                                                        AG, the holding
       announced)                                                                                           group of Cologne
                                                                                                            Re.  This venture
                                                                                                            will create the
                                                                                                            third largest
                                                                                                            reinsurer in the
                                                                                                            world with NPW of
                                                                                                            $5.3 billion.

----------------------------------------------------------------------------------------------------------------------------------
                                                         Multiple of GAAP           Multiple of Statutory
----------------------------------------------------------------------------------------------------------------------------------
        Acquiring                               LTM Net
        Company/Acquired       Consideration    Written    LTM Net   Tangible       Net         Book
Date    Company                    ($mm)        Premiums   Income   Book Value      Income      Value              Comments
----------------------------------------------------------------------------------------------------------------------------------
11/93  QBE Insurance Group         59.0         N.A.        N.A.         N.A.        N.M.         1.10      .  Sale of the New
       Ltd./American Royal                                                                                     York unit of Royal
       Reinsurance Co. (Royal                                                                                  Ins. Co. of Canada.
       Insurance Holdings)

10/93  Allegheny                  201.0(f)       1.45(g)     8.82(h)       1.51x(i)    9.13(j)    1.17(h)   .  Sale of reinsurance
       Corporation/Underwriters                                                                                LPD owned by
       Re Holdings Corp.                                                                                       Continental,
                                                                                                               Goldman Sachs and
                                                                                                               management.


09/92  Kohlberg Kravis          1,429.5          1.51(k)     9.91(m)       1.39(n)     9.06(n)    1.94(m)   .  Sale of reinsurance
       Roberts/American Re                                                                                     subsidiary of
       (Sub. of Aetna)                                                                                         Aetna.

                                                                                                            .  Continental adverse
                                                                                                               loss development
                                                                                                               cover transferred
                                                                                                               with sale.

06/90  SCOR U.S. Corp./            64.2          0.80       19.34          0.96       13.28(o)    0.97(o)   .  Merger between
       Rockleigh Management                                                                                    affiliates.
       Corp.                                                                                                .  Seller provided
                                                                                                               significant
                                                                                                               protection against
                                                                                                               adverse reserve
                                                                                                               development.



----------------------------------------------------------------------------------------------------------------------------------
                                                         Multiple of GAAP             Multiple of Statutory
----------------------------------------------------------------------------------------------------------------------------------
        Acquiring                               LTM Net
        Company/Acquired                        Written    LTM Net   Tangible      Net       Book
Date    Company                  Consideration  Premiums   Income   Book Value     Income    Value                    Comments
                                 ($mm)
---------------------------------------------------------------------------------------------------------------------------------
4/90   Putnam Reinsurance Co.      130.7      0.85(p)     6.72(p)     0.95(p)       10.13(p)  1.16(p)    .    Merger between
       (Sub. of Transatlantic                                                                                 affiliates.
       Holdings)/Transatlan-                                                                             .    Both companies
       tic Reinsurance Co.(q)                                                                                 principally owned
                                                                                                              by AIG.

04/90  Keystone/Acadia            $390.6(r)   1.61x       9.53x       1.31x(s)      10.51x    1.69x(s)   .    Sale of reinsurance
       Investor                                                                                               subsidiary for
       Group/National                                                                                         strategic reasons.
       Reinsurance Corp.                                                                                 .    Seller provided
       (Sub. of Lincoln                                                                                       significant
       National Corp.)                                                                                        protection against
                                                                                                              adverse reserve
                                                                                                              development.
                                                                                                         .    Clean portfolio was
                                                                                                              provided.

10/89  Lawrence Insurance           28.0      1.80        9.46        0.82           7.68(t)  0.92(t)    .    Sale of reinsurance
       Group, Inc./United                                                                                     division for
       Republic Reinsurance                                                                                   strategic reasons.
       Co.

12/87  Management and Broad        118.0(u)   0.74        N.M.        1.30           N.M.     0.91       .    Divestiture of
       Street Investment Fund                                                                                 troubled
       I, L.P./Underwriters                                                                                   reinsurance
       Re Corp.                                                                                               subsidiary.
                                                                                                         .    Seller provided
                                                                                                              significant
                                                                                                              protection against
                                                                                                              adverse reserve
                                                                                                              development.





                Median            $165.5      1.17x      9.91x        1.17x         10.32x            1.13x
                               (12 data       (10 data  (9 data     (10 data       (8 data          (10 data
                                points)        points)   points)     points)        points)           points)

(a)  Zurich Re will acquire Re Capital's 7 million of primary shares and assume $69.5mm in convertible debt.
(b)  Based on year-end 1993 financial data.
(c)  Based on year-end 1993 financial data, the book value multiple was 5.12x. (Company completed only third year of operations in
     1993.)
(d)  Consideration for Colonia Konzern AG's 66% stake in Cologne Re is DM 1.4 billion which results in a valuation of DM 2.1 billion for 100% of Cologne Re.  Dollar exchange rate of 1.6 used.
(e)  Book value includes DM 177 million of fluctuation reserves.
(f)  Aggregate consideration for 93% of Underwriters Re.  Multiples based on $216 million.
(g)  Twelve months ended March 31, 1993.
(h)  Twelve months ended March 31, 1993, net of after-tax gain/loss on net realized gains.
(i)  As of March 31, 1993.
(j)  Based on year-end 1992 financial data, net of after-tax gain on net realized gains.
(k)  Twelve months ended June, 1992.
(l)  Twelve months ended June, 1992, net of after-tax gain/loss on net realized gains.
(m)  As of June 30, 1992.
(n)  Based on year-end 1991 financial data.
(o)  Based on year-end 1989 financial data.
(p)  Based on year-end 1989 financial data for Transatlantic Holdings, Inc. and Subsidiary (formerly called PREINCO Holdings,
     Inc.).
(q)  The Transatlantic Holdings transaction was a merger of equals in which Transatlantic Holdings issued 1,957,143 shares.  The stock split 8 for 1 on April 18, 1990.
(r)  Aggregate consideration of $390.6 million consisted of $320.1 million in cash, $75 million in Preferred stock of the holding company, and Lincoln National investing $4.5 in the Holding Company for a common equity interest and a warrant for an additional 10% of the common equity.
(s)  As of April 30, 1990.
(t)  Based on year-end 1988 financial data.
(u)  Continental received $118 million in cash plus $54 million for selling a reinsurance contract to Underwriters Re.

 Analysis at Various Prices
 (dollars in millions except per share amounts)


 Consideration per Common Share           $11.25(a)  $13.00   $13.50   $14.00   $14.50    $14.74(b)  $15.01(c)    $15.50   $16.00
 Price for Common Stock (d)                   41         47       49       51       52        53         54           56       58

 Price for convertible (e)                    76         76       76       76       76        76         76           76       76
                                              --         --       --       --       --        --         --           --       --

 Aggregate Consideration                     $117      $123     $125     $127     $128      $129       $130         $132     $134
=================================================================================================================================



 Premium Over Market Price

 9/19/95                  $11.25             0.0%      15.6%    20.0%    24.4%   28.9%     31.0%     33.4%        37.8%    42.2%


 Multiple of EPS

 LTM                       $0.75            15.0x      17.3x    18.0x    18.7x   19.3x     19.7x     20.0x         20.7x    21.3x

 1995E(f)                   0.88            12.8       14.8     15.3     15.9    16.5      16.8      17.1          17.6     18.2
 1996E(f)                   0.95            11.8       13.7     14.2     14.7    15.3      15.5      15.8          16.3     16.8



 Multiple of Book Value/Share
 Stated at 6/30/95        $15.01             0.75x      0.87x    0.90x    0.93x   0.97x     0.98x     1.00x         1.03x    1.07x

 Tangible at 6/30/95       14.74             0.76      0.88      0.92     0.95    0.98      1.00      1.02          1.05     1.09
===============================================================================================================================
(a)   Equals market value as of 9/19/95.
(b)   Equals tangible book value per share as of 6/30/95.
(c)   Equals book value per share as of 6/30/95.
(d)   Based on acquisition of all 3.6 million publicly traded shares of common stock.
(e)   Assumes price for convertible is greater of (i) the par value of the convertible ($76.0 million) or (ii) the value of the underlying shares to be issued upon conversion.
(f)   IBES median estimates as of September 7, 1995.











26

